Exhibit 10.6

                                ESCROW AGREEMENT


                  THIS AGREEMENT dated for reference July 6, 2009


BETWEEN:

          GEMCO MINERALS INC. (Inc. No. P97000072960), a company incorporated pursuant to the laws of the state of Florida, USA and extraprovincially registered in the province of British Columbia (Registration No. A0065596), having its registered address at #102 - 20475 Douglas Crescent, Langley, British Columbia, V3A 4B6

          (the "Borrower")


AND:

          W.Y. ATAP INVESTMENTS INC. (Inc. No. BC0682546), a British Columbia company having an address at #300 - 31935 South Fraser Way, Abbotsford, British Columbia, V2T 5N7

          (the "Lender")

AND:

          CHRISTOPHER A. BECKER, Barrister and Solicitor, #300 - 31935 South Fraser Way, Abbotsford, BC V2T 5N7

          (the "Escrow Holder")


WHEREAS:


A. The Borrower has borrowed Two Hundred Fifty Thousand Dollars ($250,000.00) from the Lender.

B. The Lender has requested that as security for the payment of the Loan, the Borrower place 2,500,000 shares in the capital stock of the Borrower in escrow with the Escrow Holder until the Borrower has paid the full amount of the Loan. A.

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                                      -2-

NOW, THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and covenants contained herein and subject to the terms and conditions hereinafter set out, the parties hereto agree as follows:

1. The Borrower has delivered to the Escrow Holder a sealed envelope (and the Escrow Holder hereby acknowledges receipt thereof) containing the following documents which shall be held by the Escrow Holder in escrow subject to the terms and conditions of this Agreement:

     (a) Share Certificate_________________ representing TWO MILLION FIVE HUNDRED THOUSAND (2,500,000) COMMON SHARES in the capital stock of GEMCO MINERALS INC. registered in the name of the Lender and endorsed in blank for transfer; (the "Shares")

     (b) A Resolution of the Directors of the Borrower consenting to the transfer of the shares represented by the said Share Certificate to the Lender;

     (c)  A Promissory Note from the Borrower to the Lender; and

     (d)  A copy of the Commitment Letter and Loan Agreement.

          (collectively referred to as the "Escrow Documents").


2. The Escrow Holder shall hold the Escrow Documents in escrow and undelivered and:

     (a) Unless then prohibited by an Order of a court of competent jurisdiction, shall deliver the Escrow Documents to the Borrower twenty
     (20) days after receipt by the Escrow Holder of a Statutory Declaration sworn by a Director of the Borrower ("20 day period") stating that the Borrower's obligations set out in the Loan Agreement and Commitment Letter have been


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                                      -3-

or have not been satisfied, unless within the 20 day period the Escrow Holder shall have received from the Lender a Statutory Declaration sworn by any one or all of the Lenders stating that they are entitled to the Escrow Documents in which event the Escrow Holder shall continue to hold the Escrow Documents in escrow until directed to deliver them by an Order of a court of competent jurisdiction or by written instructions signed by both the Lender and the Borrower; or

(b) Unless then prohibited by an Order of a court of competent jurisdiction, shall deliver the Escrow Documents (if the Escrow Documents have not already been delivered to the Borrower pursuant to subparagraph 2(a) herein) to the Lender twenty (20) days after receipt by the Escrow Holder of a Statutory Declaration sworn by a director of the Lender (the "20 day period") stating that the Borrower is in default under the terms of the Loan Agreement and Commitment Letter and Promissory Note and specifying the default, and that such default continued for 7 days after written notice from a Lender or the Lenders. Unless within the 20 day period, the Escrow Holder shall receive from the Borrower a Statutory Declaration sworn by a Director of the Borrower stating that the Borrower is entitled to the Escrow Documents in which event the Escrow Holder shall continue to hold the Escrow Documents in escrow until directed to deliver them by an Order of a court of competent jurisdiction or by written instructions signed by both the Lender and the Borrower; whichever event shall first occur.

(c) Upon receipt of the Statutory Declaration referred to in subparagraph (a) of this paragraph, the Escrow Holder shall forthwith give notice in writing to the Lender of such receipt and shall send with such notice a copy of the Statutory Declaration, and upon receipt of the Statutory Declaration referred to in subparagraph (b) of this paragraph, the Escrow Holder shall forthwith give notice in writing to the Borrower of such receipt and shall send with such notice a copy of the Statutory Declaration.
(b)


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                                      -4-

3. The remedies of the Lender hereunder are in addition to and shall be concurrent with and without prejudice to and not in substitution for any rights and remedies at law or in equity which the Lender may have to enforce its rights under the Loan Agreement and Commitment Letter and Promissory Note.

4. Until and unless the Escrow Holder receives a Statutory Declaration from a director of the Lender as is contemplated in paragraph 2(b) hereof and pursuant to which it delivers the Escrow Documents to the Lender, the Borrower shall:

     (a) be entitled, subject to the provisions of the British Columbia Company Act, to exercise all voting rights with respect to the Shares for all purposes other than as are restricted by this Agreement;

     (b) not be entitled to transfer the Shares without first obtaining the prior written consent of the Lender, the Lender agrees to consent to a transfer to parties that qualify as a "related person" to the Borrower or the original shareholders of the Borrower as defined in Section 251(5)(2) of the Income Tax Act (Canada) or a subsidiary corporation provided the transferee agrees to enter into a separate agreement agreeing to be bound by the terms of this Escrow Agreement.

5. Any notice to be given under this Agreement shall be duly and properly given if mailed by prepaid registered post in British Columbia during a period when the post office is operating normally, addressed as follows, any such notice shall be deemed to be received three (3) days after the hour of posting. In the event there occurs a postal interruption during the period after posting the notice, which could effect the delay of the mail in its ordinary course, then notice shall only be effectively given if actually delivered. Any notice delivered to the party to whom it is addressed shall be deemed to have been given and received on the day it was delivered, provided that if such day is note a business day, then the notice shall be deemed to have been given and received on the 3.

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                                      -5-

business day next following such day:


         (a) To the Lender:

             c/o KUHN & COMPANY
             Legal Counsel
             #300 - 31935 South Fraser Way,
             Abbotsford, BC V2T 5N7
             Attention: Christopher A. Becker


         (b) To the Borrower:
             c/o Carl D. Holm
             #102 - 20475 Douglas Crescent Langley,
             BC V2S 2C1
             Attention: Carl D. Holm

         (c) To the Escrow Holder: KUHN & COMPANY Legal Counsel #300 - 31935 South Fraser Way, Abbotsford, BC V2T 5N7 Attention:
             Christopher A. Becker

or such other address as the parties hereto may from time to time designate by notice in writing to the other.

6. The Borrower acknowledges that the Escrow Holder has and continues to act as legal advisor and counsel to the Lender, and may hereafter act also as legal advisor and counsel to the Lender and the Borrower hereby consents thereto and waives any objections they may have in respect thereto


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                                      -6-


and acknowledges that they have received legal advice with respect to this Escrow Agreement from their own legal counsel.

7. The Borrower shall pay from time to time the reasonable fees and expenses of the Escrow Holder in connection with the performance of the Escrow Holder's duties hereunder, conditional upon Borrower's approval.

8. The Borrower shall indemnify and save harmless the Escrow Holder of and from all claims, demands, damages, loss and expense of and from all claims, demands, damages, loss and expense arising out of his performance of his duties hereunder.

9. The Escrow Holder shall be deemed to have no notice or knowledge of the contents of the sealed envelope delivered hereunder and shall have no responsibility in respect of such loss of the Escrow Documents except the duty to exercise such care in the safekeeping thereof as he would exercise if the Escrow Documents were his own property.

10. The Escrow Holder shall have the right to appoint a substitute escrow holder in his place, which substitute escrow holder shall hold the Escrow Documents and Trust Funds on the same terms as herein contained.

11. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

12. This Agreement may be executed in several counterparts and by facsimile, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

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                                      -7-


IN WITNESS WHEREOF the parties hereto have executed this Agreement in the presence of the witnesses names on this 6 day of July, 2009.











SIGNED by GEMCO MINERALS INC. in the )        GEMCO MINERALS INC. by its
presence of:                                  authorized signatories:

Signature of Witness
/s/ Glenn Lambert                             /s/ Evan Brett
-----------------                             --------------



10921 165 15th St.
Surrey, B.C.
------------------
Address of Witness


Businessman
---------------------
Occupation of Witness



SIGNED by W.Y. ATAP INVESTMENTS INC. )        W.Y. ATAP INVESTMENTS INC. by its
in the presence of:                           authorized signatory:

---------------------
Signature of Witness

                                              /s/ Marc Gravelle
---------------------                         -----------------
Address of Witness                            MARC GRAVELLE

                                              MARC GRAVELLE
Occupation of Witness

---------------------
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SIGNED in the presence of :



---------------------
Signature of Witness

                                              /s/ Christopher A. Becker
                                              -------------------------
---------------------                         CHRISTOPHER A. BECKER
Address of Witness


---------------------
Occupation of Witness





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